Principal Exchange-Traded Funds
Supplement dated December 13, 2022
to the Statement of Additional Information dated November 1, 2022

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.
On December 13, 2022, the Principal Exchange-Traded Funds Board approved a Plan of Liquidation and Termination (the “Plan”) for the Principal Ultra-Short Active Income ETF. Pursuant to the Plan, the Fund will liquidate on or about February 24, 2023. At the time of liquidation, delete all references to the Principal Ultra-Short Active Income ETF from the Statement of Additional Information.

LEADERSHIP STRUCTURE AND BOARD
In the Committee table, delete the members of the 15(c) Committee and Operations Committee and replace with the following:

Committee and Independent Board Members
15(c) Committee Karrie McMillan, Chair Fritz S. Hirsch Padel L. Lattimer Meg VanDeWeghe
Operations Committee Padel L. Lattimer, Chair Craig Damos Karrie McMillan